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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 5, 1996

                                 OM Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                    0-22572                              52-1736882
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             (Commission File No.)            (IRS Employer Identification No.)

        Tower City, 3800 Terminal Tower
                Cleveland, Ohio                                 44113-2204
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   (Address of Principal Executive Offices)                     (Zip code)

       Registrant's telephone number, including area code: (216) 781-0083


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ITEM 5.  OTHER EVENTS.

        On November 5, 1996, the Board of Directors of the Corporation declared a dividend distribution of one Right for each outstanding share of Common Stock, $.01 par value, of the Corporation to stockholders of record on November 15, 1996, and authorized the Corporation's management to enter into a Stockholder Rights Agreement in the form of Exhibit 1 hereto (the "Rights Agreement"). As of November 5, 1996, the Rights Agreement was executed and delivered by the Corporation and National City Bank, as Rights Agent.

ITEM 7.  EXHIBITS.

     1. Stockholder Rights Agreement, dated as of November 5, 1996, between OM Group, Inc. and National City Bank.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OM GROUP, INC.
                                          (Registrant)

                                          By: /s/ James M. Materno
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                                              Name: James M. Materno
                                              Title: Chief Financial Officer

Date:  November 27, 1996




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